                                                                    EXHIBIT 99.1
   Student Loan Finance Corporation
   Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
   Section 21 of the Servicing Agreement (Unaudited)

   Education Loans Incorporated - 1999-1 Indenture
   Student Loan Asset-Backed Notes
   Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
   Report for the Month Ended October 31, 2003

I. Noteholder Information
   ----------------------

A. Identification of Notes
   -----------------------

   Series   Description                         Cusip #         Due Date
   -----------------------------------------------------------------------------
   1999-1A  Senior Auction Rate Notes ........  280907AP1 ....  December 1, 2035
   1999-1B  Senior Auction Rate Notes ........  280907AQ9 ....  December 1, 2035
   1999-1C  Subordinate Auction Rate Notes ...  280907AR7 ....  December 1, 2035
   2000-1A  Senior Auction Rate Notes ........  280907AS5 ....  December 1, 2035
   2000-1B  Senior Auction Rate Notes ........  280907AT3 ....  December 1, 2035
   2000-1C  Subordinate Auction Rate Notes ...  280907AU0 ....  December 1, 2035
   2001-1A  Senior Auction Rate Notes ........  280907AV8 ....  December 1, 2035
   2001-1B  Senior Auction Rate Notes ........  280907AW6 ....  December 1, 2035
   2001-1C  Subordinate Auction Rate .........  280907AX4 ....  December 1, 2035
   2002-1A  Senior Auction Rate Notes ........  280907AY2 ....  December 1, 2035
   2002-1B  Senior Auction Rate Notes ........  280907AZ9 ....  December 1, 2035
   2002-1C  Subordinate Auction Rate Notes ...  280907BA3 ....  December 1, 2035
   2003-1A  Senior Auction Rate Notes ........  280907BB1 ....  December 1, 2035
   2003-1B  Senior Auction Rate Notes ........  280907BC9 ....  December 1, 2035
   2003-1C  Senior Auction Rate Notes ........  280907BD7 ....  December 1, 2035
   2003-1D  Subordinate Auction Rate Notes ...  280907BE5 ....  December 1, 2035

B. Notification of Redemption Call of Notes
   ----------------------------------------

   Series 1999-1:
     None
   Series 2000-1:
     None
   Series 2001-1:
     None
   Series 2002-1:
     None
   Series 2003-1:
     None

C. Principal Outstanding - October, 2003
   -------------------------------------

                      Principal          Principal           Principal             Principal
                   Outstanding,           Borrowed            Payments          Outstanding,
Series           Start of Month       During Month        During Month          End of Month
--------------------------------------------------------------------------------------------
Series 1999-1:
 1999-1A        $ 78,000,000.00              $0.00      $         0.00       $ 78,000,000.00
 1999-1B          39,000,000.00               0.00                0.00         39,000,000.00
 1999-1C           9,300,000.00               0.00                0.00          9,300,000.00
         -----------------------------------------------------------------------------------
 Total           126,300,000.00               0.00                0.00        126,300,000.00
         -----------------------------------------------------------------------------------
Series 2000-1:
 2000-1A          54,100,000.00               0.00                0.00         54,100,000.00
 2000-1B          54,100,000.00               0.00                0.00         54,100,000.00
 2000-1C          22,000,000.00               0.00                0.00         22,000,000.00
         -----------------------------------------------------------------------------------
 Total           130,200,000.00               0.00                0.00        130,200,000.00
         -----------------------------------------------------------------------------------
Series 2001-1:
 2001-1A          79,000,000.00               0.00                0.00         79,000,000.00
 2001-1B          79,000,000.00               0.00                0.00         79,000,000.00
 2001-1C          23,800,000.00               0.00                0.00         23,800,000.00
         -----------------------------------------------------------------------------------
 Total           181,800,000.00               0.00                0.00        181,800,000.00
         -----------------------------------------------------------------------------------
Series 2002-1:
 2002-1A          82,700,000.00               0.00                0.00         82,700,000.00
 2002-1B          82,700,000.00               0.00                0.00         82,700,000.00
 2002-1C          24,500,000.00               0.00                0.00         24,500,000.00
         -----------------------------------------------------------------------------------
 Total           189,900,000.00               0.00                0.00        189,900,000.00
         -----------------------------------------------------------------------------------
Series 2003-1:
 2003-1A          70,000,000.00               0.00       18,000,000.00         52,000,000.00
 2003-1B          70,000,000.00               0.00                0.00         70,000,000.00
 2003-1C          69,000,000.00               0.00                0.00         69,000,000.00
 2003-1D          30,500,000.00               0.00                0.00         30,500,000.00
         -----------------------------------------------------------------------------------
 Total           239,500,000.00               0.00       18,000,000.00        221,500,000.00
         -----------------------------------------------------------------------------------
Totals          $867,700,000.00              $0.00      $18,000,000.00       $849,700,000.00
         ===================================================================================

D. Accrued Interest Outstanding - October, 2003
   --------------------------------------------

               Accrued Interest            Interest           Interest      Accrued Interest      Interest
                   Outstanding,             Accrued           Payments          Outstanding,    Rate As Of
Series           Start of Month        During Month       During Month          End of Month  End Of Month
----------------------------------------------------------------------------------------------------------
Series 1999-1:
 1999-1A            $ 29,380.00         $ 82,745.09        $ 69,766.76           $ 42,358.33      1.15000%
 1999-1B              14,690.00           41,372.41          34,883.24             21,179.17      1.15000%
 1999-1C               4,030.00           10,862.82           9,403.24              5,489.58      1.25000%
         ------------------------------------------------------------------------------------
 Total                48,100.00          134,980.32         114,053.24             69,027.08
         ------------------------------------------------------------------------------------
Series 2000-1:
 2000-1A              31,107.50           55,647.74          48,389.32             38,365.92      1.11000%
 2000-1B              18,514.22           57,526.21          48,389.32             27,651.11      1.15000%
 2000-1C              14,850.00           26,369.32          22,244.32             18,975.00      1.35000%
         ------------------------------------------------------------------------------------
 Total                64,471.72          139,543.27         119,022.96             84,992.03
         ------------------------------------------------------------------------------------
Series 2001-1:
 2001-1A               9,655.56           83,103.70          70,046.76             22,712.50      1.15000%
 2001-1B              63,090.28           83,279.10         141,322.16              5,047.22      1.15000%
 2001-1C               3,305.56           29,419.44          24,990.00              7,735.00      1.30000%
         ------------------------------------------------------------------------------------
 Total                76,051.40          195,802.24         236,358.92             35,494.72
         ------------------------------------------------------------------------------------
Series 2002-1:
 2002-1A              25,728.89           87,868.87          73,970.68             39,627.08      1.15000%
 2002-1B               7,787.58           89,247.02          75,900.16             21,134.44      1.15000%
 2002-1C               2,552.08           30,522.92          25,725.00              7,350.00      1.35000%
         ------------------------------------------------------------------------------------
 Total                36,068.55          207,638.81         175,595.84             68,111.52
         ------------------------------------------------------------------------------------
Series 2003-1:
 2003-1A              59,150.00           68,822.19         126,311.08              1,661.11      1.15000%
 2003-1B              42,486.11           69,319.41          62,611.08             49,194.44      1.15000%
 2003-1C              26,450.00           68,329.26          61,716.76             33,062.50      1.15000%
 2003-1D               5,718.75           35,456.25          32,025.00              9,150.00      1.35000%
         ------------------------------------------------------------------------------------
 Total               133,804.86          241,927.11         282,663.92             93,068.05
         ------------------------------------------------------------------------------------
Totals              $358,496.53         $919,891.75        $927,694.88           $350,693.40
         ====================================================================================

E. Net Loan Rates for Next Interest Period
   ---------------------------------------

                    Interest Period
   Series             Starting Date    Net Loan Rate
   -------------------------------------------------
   Series 1999-1:
    1999-1A               10-Dec-03            5.37%
    1999-1B               10-Dec-03            5.37%
    1999-1C               10-Dec-03            5.12%
   Series 2000-1:
    2000-1A               04-Dec-03            5.41%
    2000-1B               11-Dec-03            5.37%
    2000-1C               04-Dec-03            4.97%
   Series 2001-1:
    2001-1A               18-Dec-03            5.40%
    2001-1B               28-Nov-03            5.41%
    2001-1C               18-Dec-03            5.02%
   Series 2002-1:
    2002-1A               12-Dec-03            5.37%
    2002-1B               19-Dec-03            5.41%
    2002-1C               19-Dec-03            4.97%
   Series 2003-1:
    2003-1A               28-Nov-03            5.37%
    2003-1B               05-Dec-03            5.37%
    2003-1C               12-Dec-03            5.37%
    2003-1D               19-Dec-03            4.97%

F. Noteholders' Carry-Over Amounts - October, 2003
   -----------------------------------------------

                       Carry-Over                                Carry-Over
                         Amounts,     Additions      Payments      Amounts,
   Series          Start of Month  During Month  During Month  End of Month
   ------------------------------------------------------------------------
   Series 1999-1:
    1999-1A                 $0.00         $0.00         $0.00         $0.00
    1999-1B                  0.00          0.00          0.00          0.00
    1999-1C                  0.00          0.00          0.00          0.00
                   --------------------------------------------------------
    Total                    0.00          0.00          0.00          0.00
                   --------------------------------------------------------
   Series 2000-1:
    2000-1A                  0.00          0.00          0.00          0.00
    2000-1B                  0.00          0.00          0.00          0.00
    2000-1C                  0.00          0.00          0.00          0.00
                   --------------------------------------------------------
    Total                    0.00          0.00          0.00          0.00
                   --------------------------------------------------------
   Series 2001-1:
    2001-1A                  0.00          0.00          0.00          0.00
    2001-1B                  0.00          0.00          0.00          0.00
    2001-1C                  0.00          0.00          0.00          0.00
                   --------------------------------------------------------
    Total                    0.00          0.00          0.00          0.00
                   --------------------------------------------------------
   Series 2002-1:
    2002-1A                  0.00          0.00          0.00          0.00
    2002-1B                  0.00          0.00          0.00          0.00
    2002-1C                  0.00          0.00          0.00          0.00
                   --------------------------------------------------------
    Total                    0.00          0.00          0.00          0.00
                   --------------------------------------------------------
   Series 2003-1:
    2003-1A                  0.00          0.00          0.00          0.00
    2003-1B                  0.00          0.00          0.00          0.00
    2003-1C                  0.00          0.00          0.00          0.00
    2003-1D                  0.00          0.00          0.00          0.00
                   --------------------------------------------------------
    Total                    0.00          0.00          0.00          0.00
                   --------------------------------------------------------
   Totals                   $0.00         $0.00         $0.00         $0.00
                   ========================================================

G. Noteholders' Accrued Interest on Carry-Over Amounts - October, 2003
   -------------------------------------------------------------------

                           Accrued           Interest           Interest           Accrued
                         Interest,            Accrued           Payments         Interest,
Series              Start of Month       During Month       During Month      End of Month
------------------------------------------------------------------------------------------
Series 1999-1:
  1999-1A                    $0.00              $0.00              $0.00             $0.00
  1999-1B                     0.00               0.00               0.00              0.00
  1999-1C                     0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
  Total                       0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
Series 2000-1:
  2000-1A                     0.00               0.00               0.00              0.00
  2000-1B                     0.00               0.00               0.00              0.00
  2000-1C                     0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
  Total                       0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
Series 2001-1:
  2001-1A                     0.00               0.00               0.00              0.00
  2001-1B                     0.00               0.00               0.00              0.00
  2001-1C                     0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
  Total                       0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
Series 2002-1:
  2002-1A                     0.00               0.00               0.00              0.00
  2002-1B                     0.00               0.00               0.00              0.00
  2002-1C                     0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
  Total                       0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
Series 2003-1:
  2003-1A                     0.00               0.00               0.00              0.00
  2003-1B                     0.00               0.00               0.00              0.00
  2003-1C                     0.00               0.00               0.00              0.00
  2003-1D                     0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
  Total                       0.00               0.00               0.00              0.00
         ---------------------------------------------------------------------------------
Totals                       $0.00              $0.00              $0.00             $0.00
         =================================================================================

II. Fund Information
    ----------------

A.  Reserve Funds - October, 2003
    -----------------------------

                                                                                Amount
                                                                           ---------------
    Balance, Start of Month .............................................. $ 13,015,500.00
    Additions During Month (From Issuance of Notes) ......................            0.00
    Less Withdrawals During Month ........................................            0.00
                                                                           ---------------
    Balance, End of Month ................................................ $ 13,015,500.00
                                                                           ===============

B.  Capitalized Interest Accounts - October, 2003
    ---------------------------------------------

                                                                                Amount
                                                                           ---------------
    Balance, Start of Month .............................................. $          0.00
    Additions During Month (From Issuance of Notes) ......................            0.00
    Less Withdrawals During Month ........................................            0.00
                                                                           ---------------
    Balance, End of Month ................................................ $          0.00
                                                                           ===============

C.  Acquisition Accounts - October, 2003
    ------------------------------------

                                                                                Amount
                                                                           ---------------
    Balance, Start of Month .............................................. $  6,299,240.06
    Additions During Month:
     Acquisition Funds from Note Issuance ................................            0.00
     Recycling from Surplus Funds ........................................   34,400,000.00
    Less Withdrawals for Initial Purchase of Eligible Loans:
     Principal Acquired ..................................................            0.00
     Accrued Income ......................................................            0.00
     Premiums and Related Acquisition Costs ..............................            0.00
    Less Withdrawals for Eligible Loans:
     Total Principal Acquired ...........................  (25,903,232.36)
     Origination Fees Charged ...........................        4,819.68
     Premiums and Related Acquisition Costs .............     (116,060.29)
                                                           --------------
     Net Costs of Loans Acquired .........................................  (26,014,472.97)
                                                                           ---------------
    Balance, End of Month ................................................ $ 14,684,767.09
                                                                           ===============

D.   Alternative Loan Guarantee Accounts - October, 2003
     ---------------------------------------------------
                                                                                           Amount
                                                                                  ---------------
     Balance, Start of Month ...................................................  $  4,647,560.85
     Additions During Month (Initial Purchase of Student Loans) ................             0.00
     Guarantee Fees Received (Refunded) During Month ...........................     1,101,611.75
     Interest Received During Month ............................................         2,830.08
     Other Additions During Month ..............................................    (1,085,649.23)
     Less Withdrawals During Month for Default Payments ........................      (370,396.72)
                                                                                  ---------------
     Balance, End of Month .....................................................  $  4,295,956.73
                                                                                  ===============

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - October, 2003
     --------------------------------------------------
                                                                                           Amount
                                                                                  ---------------
     Balance, Start of Month ...................................................  $803,216,287.19
     Initial Purchase of Eligible Loans ........................................             0.00
     Loans Purchased / Originated ..............................................    25,903,232.36
     Capitalized Interest ......................................................       542,302.14
     Less Principal Payments Received ..........................................   (13,883,119.86)
     Less Defaulted Alternative Loans Transferred ..............................      (356,652.53)
     Less Sale of Loans ........................................................   (25,307,441.81)
     Other Increases (Decreases) ...............................................        (5,051.80)
                                                                                  ---------------
     Balance, End of Month .....................................................  $790,109,555.69
                                                                                  ===============

B.   Composition of Student Loan Portfolio as of October 31, 2003
     ------------------------------------------------------------
                                                                                           Amount
                                                                                  ---------------
     Aggregate Outstanding Principal Balance ...................................  $790,109,555.69
     Number of Borrowers .......................................................          103,766
     Average Outstanding Principal Balance Per Borrower ........................  $         7,614
     Number of Loans (Promissory Notes) ........................................          227,052
     Average Outstanding Principal Balance Per Loan ............................  $         3,480
     Weighted Average Interest Rate ............................................             3.97%

C.   Distribution of Student Loan Portfolio by Loan Type as of October 31, 2003
     --------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
     Loan Type                                                           Balance          Percent
     --------------------------------------------------------------------------------------------
     Stafford - Subsidized ...................................   $233,334,913.14             29.5%
     Stafford - Unsubsidized .................................    169,710,147.49             21.5%
     Stafford - Nonsubsidized ................................         12,892.65              0.0%
     PLUS ....................................................     43,018,226.26              5.4%
     SLS .....................................................         72,917.05              0.0%
     Consolidation ...........................................    128,501,327.19             16.3%
     Alternative .............................................    215,459,131.91             27.3%
                                                                 --------------------------------
     Total ...................................................   $790,109,555.69            100.0%
                                                                 ================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of October 31,
     -------------------------------------------------------------------------
     2003
     ----

                                     Outstanding
                                       Principal
     Interest Rate                       Balance         Percent
     -----------------------------------------------------------
     Less Than 3.00% ..........  $235,142,867.07           29.8%
     3.00% to 3.49% ...........  $209,401,980.23           26.5%
     3.50% to 3.99% ...........  $ 21,784,739.93            2.8%
     4.00% to 4.49% ...........  $ 98,137,227.49           12.4%
     4.50% to 4.99% ...........  $ 75,646,315.55            9.6%
     5.00% to 5.49% ...........  $ 65,123,446.76            8.2%
     5.50% to 5.99% ...........  $  5,751,528.25            0.7%
     6.00% to 6.49% ...........  $ 26,038,688.45            3.3%
     6.50% to 6.99% ...........  $ 14,073,927.51            1.8%
     7.00% to 7.49% ...........  $ 18,265,945.44            2.3%
     7.50% to 7.99% ...........  $  6,109,017.86            0.8%
     8.00% to 8.49% ...........  $  8,594,027.40            1.1%
     8.50% or Greater .........  $  6,039,843.75            0.8%
                                 ------------------------------
     Total ....................  $790,109,555.69          100.0%
                                 ==============================

E.   Distribution of Student Loan Portfolio by Borrower Payment Status as of
     -----------------------------------------------------------------------
     October 31, 2003
     ----------------

                                     Outstanding
                                       Principal
     Borrower Payment Status             Balance         Percent
     -----------------------------------------------------------
     School ...................  $200,039,892.81           25.3%
     Grace ....................    71,785,583.37            9.1%
     Repayment ................   388,482,085.15           49.2%
     Deferment ................   103,402,646.36           13.1%
     Forbearance ..............    26,399,348.00            3.3%
                                 ------------------------------
     Total ....................  $790,109,555.69          100.0%
                                 ==============================

F.   Distribution of Student Loan Portfolio by Delinquency Status as of October
     --------------------------------------------------------------------------
     31, 2003
     --------

                                                               Percent by Outstanding Balance
                                                             ----------------------------------
                                              Outstanding            Excluding
                                                Principal         School/Grace    All Loans in
     Delinquency Status                           Balance         Status Loans       Portfolio
     -----------------------------------------------------------------------------------------
     31 to 60 Days ......................  $17,047,477.40                  3.3%           2.2%
     61 to 90 Days ......................    8,786,931.86                  1.7%           1.1%
     91 to 120 Days .....................    9,626,123.96                  1.9%           1.2%
     121 to 180 Days ....................    8,378,492.55                  1.6%           1.1%
     181 to 270 Days ....................    8,031,023.40                  1.5%           1.0%
     Over 270 Days ......................    2,957,047.23                  0.6%           0.4%
     Claims Filed, Not Yet Paid .........    2,355,236.42                  0.5%           0.3%
                                           --------------------------------------------------
     Total ..............................  $57,182,332.82                 11.0%           7.2%
                                           ==================================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of October
     ------------------------------------------------------------------------
     31, 2003
     --------

                                                        Outstanding
                                                          Principal
     Guarantee Status                                       Balance    Percent
     -------------------------------------------------------------------------
     FFELP Loan Guaranteed 100% ..................  $    918,640.17       0.1%
     FFELP Loan Guaranteed 98% ...................   573,731,783.61      72.6%
     Alternative Loans Non-Guaranteed ............   215,459,131.91      27.3%
                                                    -------------------------
     Total .......................................  $790,109,555.69     100.0%
                                                    =========================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of October 31,
   ----------------------------------------------------------------------------
   2003
   ----

                                                                Outstanding
                                                                  Principal
   Guarantee Agency                                                 Balance         Percent
   ----------------------------------------------------------------------------------------
   Education Assistance Corporation .....................   $430,083,931.31           54.4%
   Great Lakes Higher Education Corporation .............    107,507,425.08           13.6%
   California Student Aid Commission ....................      9,713,705.34            1.2%
   Student Loans of North Dakota ........................      9,363,949.26            1.2%
   Texas GSLC ...........................................      2,980,114.05            0.4%
   Pennsylvania Higher Education Assistance Agency ......      3,507,562.28            0.4%
   United Student Aid Funds, Inc ........................      9,119,437.40            1.2%
   Other Guarantee Agencies .............................      2,374,299.06            0.3%
   Alternative Loans Non-Guaranteed .....................    215,459,131.91           27.3%
                                                          ---------------------------------
   Total ................................................   $790,109,555.69          100.0%
                                                          =================================

I. Fees and Expenses Accrued For / Through October, 2003
   -----------------------------------------------------

                                                                 For The 10
                                                               Months Ended
                                       October, 2003          Oct. 31, 2003
                                   ----------------------------------------
   Servicing Fees ................       $691,345.86          $6,267,102.40
   Treas Mgmt / Lockbox Fees .....         13,762.82             137,364.68
   Indenture Trustee Fees ........         18,273.57             161,008.47
   Broker / Dealer Fees ..........        186,671.51           1,592,595.71
   Auction Agent Fees ............         11,207.82             107,739.12
   Other Permitted Expenses ......              0.00                   0.00
                                   ----------------------------------------
   Total .........................       $921,261.58          $8,265,810.38
                                   ========================================

J. Ratio of Assets to Liabilities as of October 31, 2003
   -----------------------------------------------------

                                                                     Amount
                                                          -----------------
   Total Indenture Assets ...............................   $866,066,725.60
   Total Indenture Liabilities ..........................    853,848,206.06
                                                          -----------------
   Ratio ................................................            101.43%
                                                          =================

K. Senior and Subordinate Percentages as of October 31, 2003
   ---------------------------------------------------------

                                                                     Amount
                                                          -----------------
   Aggregate Values .....................................   $866,646,052.61
                                                          =================
   Senior Notes Outstanding Plus Accrued Interest .......    739,901,993.80
                                                          =================
   All Notes Outstanding Plus Accrued Interest ..........    850,050,693.40
                                                          =================
   Dividend Prerequisites:
    Senior Percentage (Requirement = 112%) ..............            117.13%
                                                          =================
    Subordinate Percentage (Requirement = 102%) .........            101.95%
                                                          =================
    Available for Dividend - Excess (Shortage)
     Over Dividend Prerequisites ........................      ($405,654.66)
                                                          =================